LORD ABBETT SECURITIES TRUST

Lord Abbett Health Care Fund

Supplement dated May 14, 2021 to the

Summary Prospectus dated March 1, 2021

Effective May 15, 2021, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Devesh Karandikar, Portfolio Manager	2019
Matthew R. DeCicco, Partner and Director of Equities	2019
Heidi Lawrence, Portfolio Manager	2021
Samantha E. Shevins, Portfolio Manager	2021

Please retain this document for your future reference.